UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNIVERSAL DISPLAY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 22, 2017

UNIVERSAL DISPLAY CORPORATION

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 06, 2017
Date: June 22, 2017 **Time:** 1:30 PM EDT
Location: Element By Westin
1000 Sam Weinroth Road East
Ewing, NJ 08628

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will **NOT** be forwarded to your investment advisor. Please make the request as instructed above on or before June 14, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy*." To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

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Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

1A Steven V. Abramson

1B Richard C. Elias

1C Elizabeth H. Gemmill

1D Rosemarie B. Greco

1E C. Keith Hartley

1F Lawrence Lacerte

1G Sidney D. Rosenblatt

1H Sherwin I. Seligsohn

The Board of Directors recommends you vote FOR the following proposal(s):

2 Advisory resolution to approve compensation of the Company's named executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3 Advisory resolution regarding the frequency of future advisory shareholder votes on compensation of the Company's named executive officers.

The Board of Directors recommends you vote FOR the following proposal(s):

4 Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2017.

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Voting items Continued Reserved for Broadridge Internal Control InformationNOTE: Such other business as may properly come before the meeting or any postponements or adjournments thereof. Voting InstructionsTHIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS15 . AS REQUIRED BY THE NEW YORK STOCK EXCHANGE. 1 . 0     R1 _ 40000334043 Broadridge Internal Use Only P99999-01012 Job #THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope #Sequence 15 # # of # Sequence # OF##.,